Supplement to the
Fidelity® Equity-Income Fund
March 31, 2008
Prospectus

Fidelity Equity-Income Fund is composed of multiple classes of shares. References to the fund are deemed to include class where applicable.

EQU-08-01 May 9, 2008
1.712069.110